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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): April 23, 2002
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation or Identification No.)
        organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

In April 2002, the registrant and two subsidiaries, American Express Centurion Bank and American Express Credit Corporation (Credco), renegotiated their committed credit line facilities. Total available credit lines are $11.45 billion, including $1.5 billion allocated to the registrant and $9.35 billion allocated to Credco. As of April 30, 2002, Credco's allocated committed bank line coverage of its net short-term debt was 76%. Credco has the right to borrow up to a maximum amount of $10.85 billion, with a commensurate reduction in the amount available to the registrant. These facilities expire in increments from 2003 through 2007.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/Jay B. Stevelman
                                        Name:  Jay B. Stevelman
                                        Title: Assistant Treasurer

DATE:  May 6, 2002